UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2006

Bank of Granite Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15956	56-1550545

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
P.O. Box 128, 23 North Main Street
Granite Falls, North Carolina 28630

(Address of Principal Executive Offices) (Zip Code)
(828) 496-2000

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 4.01 — Changes in Registrant’s Certifying Accountant	3

Item 9.01 — Financial Statements and Exhibits	3

Signatures	4

Item 4.01 – Changes in Registrant’s Certifying Accountant
(a) Effective on September 12, 2006, the Audit Committee of the Board of Directors of Bank of Granite Corporation (the “Company”) dismissed Deloitte & Touche, LLP (“Deloitte & Touche”) as principal accountants for the Company. Deloitte & Touche performed the audit of the Company’s consolidated financial statements for the years ended December 31, 2005 and December 31, 2004. During these periods and the subsequent interim periods prior to their dismissal, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche’s satisfaction, would have caused Deloitte & Touche to make reference to the subject matter of the disagreements in connection with Deloitte & Touche’s reports, nor were there any “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (Regulation S-K).
     The audit reports of Deloitte & Touche on the consolidated financial statements for the Company’s years ended December 31, 2005 and December 31, 2004 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. The audit reports of Deloitte & Touche on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain an adverse opinion, or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.
     The Company has requested Deloitte & Touche to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter, dated September 15, 2006, is filed as Exhibit 16.1 to this Form 8-K.
(b) Effective on September 12, 2006, the Audit Committee of the Board of Directors of the Company appointed Dixon Hughes PLLC (“Dixon Hughes”) as its principal accountants to audit the Company’s financial statements. Prior to its appointment, the Company had not consulted with Dixon Hughes with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
     The Audit Committee of the Board of Directors of the Company approved the change in accountants described herein.
Item 9.01 – Financial Statements and Exhibits
     (c) – Exhibits
          Exhibit 16.1 – Letter Regarding Change in Certifying Accountant

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of Granite Corporation

September 18, 2006	By:	/s/ Kirby A. Tyndall

Kirby A. Tyndall Secretary, Treasurer and Chief Financial Officer

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